UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2025 (September 8, 2025)

ELUTIA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39577	47-4790334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Firstfield Road, Gaithersburg, MD 20878

(Address of principal executive offices) (Zip Code)

(240) 247-1170

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	ELUT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement to Sell Cardiac Implantable Electronic Device Business

On September 8, 2025, Elutia Inc. and its direct wholly-owned subsidiary Elutia Med LLC (collectively the “Company” or “Elutia”) executed an Asset Purchase Agreement (the “Purchase Agreement”) with Boston Scientific Corporation (“BSC”), a Delaware corporation, and Cardiac Pacemakers Inc. (“CPI”), a Minnesota corporation (collectively with BSC, the “Buyers”). Subject to the terms and conditions of the Purchase Agreement, at the closing (the “Closing”) of the transactions contemplated by the Purchase Agreement (the “Asset Purchase”), the Buyers will purchase from the Company substantially all of the assets that are related to the Company’s business of researching, developing, administering, operating, commercializing, manufacturing, selling and marketing its cardiac implantable electronic device (“CIED”) products, including its CanGaroo®, CanGaroo® RM, EluPro™ and CIED envelope products, including next generation CIED envelope products (collectively the “CIED Business”). The assets of the CIED Business constitute substantially all of the assets currently held in Elutia’s Device Protection segment. The Buyers are only assuming certain liabilities related to performance of the contracts transferred in the Asset Purchase. The Purchase Agreement provides for an aggregate purchase price, subject to certain adjustments pursuant to the terms of the Purchase Agreement, of up to $88 million in cash, with $80 million due at Closing and $8 million held in escrow for a period of twelve months as a customary indemnity holdback.

In connection with the Purchase Agreement, the Company has also agreed, for a five-year period following the Closing, to be subject to certain non-competition restrictions in business lines related to the current CIED Business.

The Purchase Agreement contains customary representations, warranties and covenants of the parties. The Company, on the one hand, and the Buyers, on the other hand, have agreed to indemnify each other from and against losses the respective parties may incur arising out of breaches of the other party’s representations, warranties and covenants contained in the Purchase Agreement. The Buyers will indemnify the Company for losses relating to the Acquired Assets and Assumed Liabilities (both as defined in the Purchase Agreement) on or after the Closing, and the Company will indemnify the Buyers for losses relating to the Excluded Assets and Excluded Liabilities (both as defined in the Purchase Agreement). The Company will also indemnify the Buyers for losses related to the operation of the CIED Business prior to Closing, actions initiated by current or former stockholders of the Company relating to the Asset Purchase, non-compliance with any applicable bulk sales laws, and any third party action against the Buyers if the facts alleged in the action would give the indemnified party a right to indemnification under the Purchase Agreement, among other indemnification requirements. Certain of the indemnification obligations of the parties under the Purchase Agreement are subject to specified survival limitations and other customary exceptions and limitations.

The Closing is subject to customary closing conditions, including, among others, (i) obtaining certain material consents, (ii) the absence of any law or order prohibiting the Asset Purchase, (iii) the accuracy of representations and warranties set forth in the Purchase Agreement (subject to customary materiality qualifiers) and material compliance with covenants set forth in the Purchase Agreement, (iv) the execution and delivery of certain related ancillary documents, (v) the absence of any material adverse effect with respect to the CIED Business, (vi) the transfer of employees of the CIED Business and (vii) certain other conditions contained therein. Subject to the satisfaction or waiver of the conditions to Closing, the Company expects the Closing to occur in the fourth quarter of 2025.

The Company and the Buyers are each permitted under certain circumstances to terminate the Purchase Agreement, including in the event that (i) the Closing has not occurred within four months of the Purchase Agreement signing date, (ii) any final and nonappealable order is issued and effective or a law is enacted that prohibits or makes illegal the Asset Purchase, or (iii) if the other party to the Purchase Agreement has breached any representation, warranty, covenant or other agreement such that the closing conditions relating to either the accuracy of representations or the satisfaction of covenants by the other party are not met and cannot be cured as provided in the Purchase Agreement.

The foregoing description of the Purchase Agreement and the Asset Purchase does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Purchase Agreement is not intended to provide any other factual information about the Company, BSC, CPI, or their respective owners, subsidiaries and affiliates. The representations, warranties and covenants contained in the Purchase Agreement (i) were made solely for purposes of the Purchase Agreement and as of the date of the Purchase Agreement, (ii) were solely for the benefit of the parties to the Purchase Agreement, (iii) may be subject to qualifications and limitations agreed upon by the parties to the Purchase Agreement, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Purchase Agreement instead of establishing these matters as facts and (iv) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders of the Company. Investors and security holders of the Company should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.

Item 7.01	Regulation FD Disclosure.

On September 9, 2025, Elutia issued a press release announcing the Purchase Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 (including Exhibit 99.1) of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” “promise” or similar references to future periods. All statements contained in this report that do not relate to matters of historical fact should be considered forward-looking statements, including any statements and information concerning the Company’s plans for the closing of the sale of the CIED Business, which is subject to customary closing conditions. Forward-looking statements are based on management’s current assumptions and expectations of future events and trends, which affect or may affect our business, strategy, operations or financial performance, and actual results may differ materially from those expressed or implied in such statements due to numerous risks and uncertainties. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, and other important factors that may cause actual results, performance or achievements to differ materially from those contemplated or implied in this press release, including, but not limited to: risks associated with shifting focus to our drug-eluting biomatrix solutions in the breast reconstruction area and away from our CIED Business; risks regarding delays in completing the proposed disposition of the CIED Business, or to meet any of the other closing conditions to the proposed transaction on a timely basis or at all; our ability to successfully execute or achieve expected benefits from the divestiture of our CIED Business; our ability to continue as a going concern; our ability to achieve or sustain profitability; risk of product liability claims and our ability to obtain or maintain adequate product liability insurance; our ability to defend against the various lawsuits related to FiberCel and VBM and avoid a material adverse financial consequence; our ability to raise funds in the future in the amounts and at the times needed; our ability to manage our significant indebtedness and other obligations, such as our Revenue Interest Obligation to Ligand Pharmaceuticals Incorporated, including our ability to negotiate waivers and similar accommodations as needed; the continued and future acceptance of our products by the medical community; our ability to enhance our products, expand our product indications and develop, acquire and commercialize additional product offerings; our dependence on our commercial partners and independent sales agents to generate a substantial portion of our net sales; our dependence on a limited number of third-party suppliers and manufacturers, which, in certain cases are exclusive suppliers for products essential to our business; our ability to successfully realize the anticipated benefits of the previous sale of our Orthobiologics Business; physician awareness of the distinctive characteristics, benefits, safety, clinical efficacy and cost-effectiveness of our products; our ability to compete against other companies, most of which have longer operating histories, more established products and/or greater resources than we do; pricing pressure as a result of cost-containment efforts of our customers, purchasing groups, third-party payors and governmental organizations could adversely affect our sales and profitability; our ability to obtain regulatory approval or other marketing authorizations by the U.S. Food and Drug Administration and comparable foreign authorities for our products and product candidates; and our ability to obtain, maintain and adequately protect our intellectual property rights, which can be found in the “Risk Factors” section of Elutia’s public filings with the Securities and Exchange Commission (“SEC”), including Elutia’s Annual Report on Form 10-K for the year ended December 31, 2024, as such factors may be updated from time to time in Elutia’s other filings with the SEC, including Elutia’s Quarterly Reports on Form 10-Q, accessible on the SEC’s website at www.sec.gov and the Investor Relations page of Elutia’s website at https://investors.elutia.com. Because forward-looking statements are inherently subject to risks and uncertainties, you should not rely on these forward-looking statements as predictions of future events. Any forward-looking statement made by Elutia in this press release is based only on information currently available and speaks only as of the date on which it is made. Except as required by applicable law, Elutia expressly disclaims any obligations to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1*†	Asset Purchase Agreement, dated September 8, 2025, by and among Boston Scientific Corporation and Cardiac Pacemakers Inc. and Elutia Inc. and Elutia Med LLC

99.1	Press release of Elutia Inc., dated September 9, 2025

104	Cover Page Interactive Data File (formatted as Inline XBRL document)

*Certain confidential information contained in this Exhibit, marked in brackets, has been omitted, because it is both not material and of the type of information that the registrant treats as private or confidential.

† Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELUTIA INC.
(Registrant)

Date: September 9, 2025	By:	/s/ Matthew Ferguson
Matthew Ferguson
Chief Financial Officer